Huttig Building Products Nasdaq: HBP Investor Presentation Fall of 2017 Exhibit 99.1

Huttig Building Products Fall of 2017 Company Overview SAFE HARBOR / FORWARD LOOKING STATEMENT These presentation materials may contain forward-looking statements as defined by the U.S. Private Securities Litigation Reform Act of 1995 (“Reform Act”). Statements made in this presentation looking forward in time, including, but not limited to, statements regarding our current views with respect to future financial performance, the housing market, distribution channels, sales, supplier relationships, inventory levels, the ability to meet customer needs, competitive posture, obligations with respect to environmental remediation (including remediation of the Montana site in accordance with regulatory requirements and cost estimates), deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or otherwise, are included pursuant to the “safe harbor” provision of the Reform Act. These statements present management’s expectations, beliefs, plans and objectives regarding our future financial performance and assumptions or judgments concerning such performance. These forward-looking statements are based on current projections, estimates, assumptions and judgments, and involve known and unknown risks and uncertainties. We disclaim any obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise. There are a number of other important factors that could cause our actual results or outcomes to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, those detailed in Huttig’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the U.S. Securities and Exchange Commission (“SEC”) and other filings with the SEC, all of which are available on our website. Forward-looking statements should not be relied upon as a predictor of actual results. NON-GAAP FINANCIAL MEASURES Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items. Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors’ overall understanding of the financial performance of our business. Additionally, Huttig defines Free Cash Flow as Cash Flow from Operations less capital expenditures.  Huttig presents Free Cash Flow because it is a meaningful indicator of cash available for the execution of Huttig’s business strategy.  Huttig defines Coverage Ratio as Adjusted EBITDA less capital expenditures divided by interest expense. The Coverage Ratio represents Huttig’s ability to meet financial obligations and its potential to fund growth opportunities. Adjusted EBITDA, Free Cash Flow, Coverage Ratio are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to net income or operating cash flow as a measure of operating performance.  Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig’s presentation of Adjusted EBITDA, Free Cash Flow, Coverage Ratio may not be comparable to other similarly titled measures of other companies.  The table in the appendix presents a reconciliation of Adjusted EBITDA to net income (loss) attributable to Huttig for the periods indicated.

HUTTIG BUILDING PRODUCTS
Company Overview

Huttig Building Products	
Nasdaq: HPB (10/31/17)	$6.72
Market Capitalization (10/31/17)	~$174 million
Total Available Liquidity (9/30/17)	$70.9 million
TTM Sept 2017 Revenue	$738 million
TTM Sept 2017 Net Income	$2.5 million
TTM Sept 2017 Adj. EBITDA[1]	$14.3 million





1. See appendix for non-GAAP reconciliation

Huttig Building Products 3 Fall of 2017

Executive Overview Huttig Building Products Investment Highlights Wholesale distributor of specialty building products servicing 75% of U.S. housing market Our 27 distribution centers make us the only national distributor of millwork and specialty building products Focused on residential new home construction as well as repair and remodel segments Strategic initiatives focused on investing in the business, people and technology to accelerate profitable growth Expanding value-add millwork services through focused capital investment including high-capacity door line in Florida National expansion of Huttig-Grip brand of fasteners and connectors Fall of 2017 National Locations Leading national distributor of pre-finished doors Innovation in Value-Add Services TM

Company / Industry Overview Value Proposition / Strategy Overview Financial Overview Huttig Building Products Fall of 2017 Experience measured in centuries, not years Founded 1885

Company / Industry Overview Huttig Building Products Fall of 2017

Growth Concentrated in Strategic Products Sales growth of 4% driven by growth of strategic products Millwork: up 6% Building Products: up 5% Segment Highlights Sales Growth Millwork - 50% of sales with just over half of this segment generated by value-add services for pre-finished exterior doors and pre-hung interior doors, a key strategic focus Building Products - 40% - includes fasteners, connectors, driven by Huttig-Grip and composite decking systems, another strategic focus Wood - 10% of sales - includes engineered wood packages and specialty and sanded plywood Highest margin category Huttig Building Products Fall of 2017 Total: $574.0 Total: $549.5 $ in millions

Service Proposition Huttig Building Products Speed to market Next day delivery of inventoried shelf items 3-day lead times on pre-hung interior and exterior doors 15-day lead times on pre-finished interior and exterior doors Deliver quality products at the right price Ensure highest quality on value-add fabricated products Protect inventory items to ensure highest quality Connect customers and vendors through buying shows and marketing events Product training and technical instruction Buying shows and marketing events with promotional campaigns and seasonal rebates Our service proposition is the foundation of our company and we are committed to outperforming our competitors and exceeding our customers’ expectations Strive to be the best service provider of every product we sell, in every market we serve Fall of 2017

Home Builders Remodel Contractors Commercial Contractors Manufactured Homes OEMs “Do It Yourselves” Pro Dealers Specialty Dealers Retailers BFS BMC Lansing Lowe’s Home Depot Wholesale Distributors Huttig BlueLinx Boise Small regional players Building Products Manufacturers Therma Tru Masonite CPG Simpson Strong Tie LP Building Products Value of Wholesale in Housing Market Supply Chain Access to the market Sales coverage and expertise Warehousing, logistics, and local services Many products require local value-add services that cannot effectively be provided by manufacturers Scale of working capital required does not lend itself to direct distribution Relief of working capital pressures Huttig Building Products Value to Suppliers Access to local value-add services that require scale Relief of working capital pressures and access to credit Ability to order in small quantities on an ‘as needed’ basis preserving capital Sales support and product expertise to increase sales Aggregate volume with Huttig to maximize vendor rebates Expedient and timely delivery Value to Customers Fall of 2017

Unique Capabilities to Serve National Accounts Pro-Dealers, Co-Ops and National Retailers Huttig Building Products National accounts segment generated 46% of total revenue as of September, 2017 National pro-dealers and retailers prefer Huttig because of our millwork capabilities, breadth of brands and geographical coverage Consolidation continues to drive this important customer base, which in many cases leads to increased opportunities Huttig has an experienced national accounts team dedicated to national accounts Consistent service and pricing across our customers’ geography adds value Huttig recognized as vendor of the year for LBM Advantage, a national buying group, citing quality of our products, increasing market penetration and customer service Fall of 2017

Specialty Focused Brand Portfolio Huttig represents the most preferred brands by pro-dealers, builders and consumers Huttig Building Products National reach of specialty brands with regional nuances across U.S. Focused on millwork and specialty building product categories that are complex; requiring expertise, scale and value-added services Deliver products that are in early stages of life cycle providing long-term, sustained growth Huttig carries the products consumers want Distribution network augments vendors’ breadth of products that can be delivered on a timely and cost effective basis Decking dealers can increase the number of SKUs and color choices available in peak season Millwork manufacturers benefit from Huttig’s ability to customize their products Fall of 2017

Overview of U.S. Housing Market Source: US Dept of Commerce, US Census Bureau U.S. Housing Market Total Historical Starts (in millions) Huttig Building Products U.S. Professional Home Remodel Projects (in millions) Source: Real Estate Economics Hanley Wood Forecast 14.0 12.0 10.0 8.0 4.0 6.0 2.0 Fall of 2017 2.5 2.0 1.5 1.0 0.5 Historical Average: 1.4 4% YTD Growth in 2017

Value Proposition / Strategy Overview Huttig Building Products Fall of 2017

Strategic Initiatives Huttig Building Products Fall of 2017 People Invest in creating a top performing, disciplined organization that strives for the highest level of associate engagement with the best and most empowered people Accelerate Growth Aggressively pursue profitable growth of R&R and Huttig-Grip Technology Invest in technology to derive better insights and improve our overall efficiency while ensuring customers have the best interfaces available Gross Profit Prioritize profit over revenue by maximizing margin on every order through pricing, controlling input costs and increasing mix of complex products that require scale and value add services

Our Value Proposition Repair & Remodel Huttig Building Products Fall of 2017 Huttig’s Repair & Remodel business drives value and adds diversity Margins tend to be higher, especially in value-add millwork services like pre-finished doors where they can be 20% to 50% higher than Huttig’s average gross margins Diversifies business to be less dependent on new home construction segment, which represented 50% of revenues Growth built on existing foundation enhanced with acquisitions and organic expansion Provide custom catalogues to our channel to help with end-user selling Launch regional high-capacity Florida door line with BenBilt quality BenBilt acquisition expands margins and service area Existing pre-finished door business with solid reputation pre 2016 Build out NE door line …

Expansion of Huttig-Grip Leveraging Existing Brand and National Network $175 million to $250 million in annual incremental revenue expected over the next 36 months Slightly lower gross margins, 16%-18% blended between directs and warehouse Standard operating leverage of 7%-10%, equates to $12M to $25M upon maturity of line Experienced product management team, with over 300 years of collective industry experience and relationships Working capital expansion of $40 to $60 million in inventory and accounts receivable Nationwide deployment and realignment of existing space with some incremental space leased Fall of 2017 Huttig Building Products

The Next Level of Investing Leveraging Huttig-Grip Brand Huttig Building Products Spring 2017 Nails & screws in 1 lb. and 5 lb. packaged programs, buckets, and bulk boxes Collated fasteners, staples, finish & brads Threaded rod and anchor bolts Concrete accessories Poly sheeting, adhesives, synthetic underlayment & felt, house wrap, KNAUF insulation, GAF roofing shingles, ventilation and underlayment products Sourcing internationally and domestically Have established relationships with manufacturing mills across various geographies Sourcing expertise required to maintain reliable supply chain and manage duties Diversity of vendors minimizes supply constraints that could impact costs Huttig-Grip expands the breadth of our private label product lines, branded specialty building products lines, and geographical service area on a national basis Fall of 2017

Continued focus on profitable growth to improve operating leverage Our Path to Accelerate Growth and Performance Huttig Building Products 1. See appendix for non-GAAP reconciliations. Operating leverage defined as growth in operating margin vs. revenue growth Identify opportunities to drive our customers to higher margin products Return on invested capital in excess of cost of capital drives continued growth Recognize opportunity cost associated with carrying products that do not maximize value for our customers Enhanced analytics to anticipate market demand and pricing trends Pricing influenced by true cost of servicing individual customers Fall of 2017 Slide Q3 2015 IR Presentation 2013 2014 2015 2016 TTM Q3 17 Total Gross Profit 0.19800000000000001 0.19700000000000001 0.20200000000000001 0.21199999999999999 0.20899999999999999 2.2000000000000002 3.2 Operating Margin (Continuing Ops) 1.0999999999999999 1.3% 2.2% 3.2% 0.01 Profit Margin % (Net Income/Sales) .6% .4% 3.9% 2.3% .3% 4 Total Adjusted EBITDA1 margin 1.8% 2.1% 2.9% 0.04 1.9%

Financial Overview Huttig Building Products Fall of 2017

Consolidated Financial Information Huttig Building Products Net Sales and Gross Margin % Cash Flow from Operations and Capital Expenditures See appendix for non-GAAP reconciliations. Adjusted EBITDA¹ Fall of 2017 ($ in millions) ($ in millions) ($ in millions) Key Financial Considerations for Growth Investing in inventory and personnel to capture growth Planned increase in quarterly operating expenses by $4.0 million to drive growth initiatives Targeting $1.0 billion run rate in sales by year-end 2019 Approach maintains flexibility in case the cycle turns Prioritize organic initiatives and acquisitions based on risk / reward, alignment with our strategy and diversification it brings to the business Closely align sales plans to branch by branch budgets to deliver results

2017 Investment Outlook and Credit Facility Huttig Building Products Fall of 2017 Expected 2017 Capital Investments: Reduced range from prior estimates of $8.5 to $12.0 Historical maintenance capex of $2.0 to $3.0 million IT investment in ERP upgrade and customer interfaces Increased Credit Facility Continued strong relationship with Wells Fargo, Bank of America, and JPMorgan Committed capacity of $70 million Total availability of $250 million Additional untapped accordion of $50 million Matures in July of 2022 Low cost of funding with weighted average interest rate of 2.5% as of September 30, 2017 Single financial covenant, fixed charge coverage ratio of 1.00:1.00 $ in millions Growth $2 to $4 Maintenance 3 to 3.5 I.T. 3 to 3.5 Expected Total $8 to $11

Summary Housing fundamentals continue to improve Below the mid-point of housing starts for last 30 years First-time home buyers are starting to enter market Access to capital and strategically well positioned to drive profitable grow Viable internal investment and acquisition related strategic growth opportunities Investment in Huttig-Grip Completed Florida/Constructing Northeast Door Line More national vendor programs Diversify the business Investing in 4 key focus areas Profitable Growth Margin Enhancement Technology Our People Business Highlights Strategy is Working Huttig Building Products Strong financial results After 5 years of consecutive year-over-year improvements, 2017 is an investment year for Huttig’s long-term future Over 60 people in the Huttig-Grip division Completed $250 Million Credit Facility in July 2017 Adjusted EBITDA TTM of $14.3 million TTM Profit Margins of 20.9% Significant investments in the business Investing in organic growth Evaluating and pursuing accretive acquisitions Investing in our owned facilities Adding sales resources Increasing recruiting efforts and building bench strength Upgrading IT infrastructure Replacing rolling stock Fall of 2017

APPENDIX Huttig Building Products Fall of 2017

Income Statement Huttig Building Products Fall of 2017

Balance Sheet Huttig Building Products Fall of 2017

Balance Sheet Huttig Building Products Fall of 2017

Reconciliation of Adjusted EBITDA to Net Income Huttig Building Products Fall of 2017 plus plus minus ($ in millions) 2013 2014 2015 2016 TTM Q3 17 Q3 17 2016 Q3 16 Net income (loss) 3.2000000000000255 2.2000000000000002 26 16.3 2.5 2.7 16.3 16.5 2.5 Less: Income (loss) from discontinued operations, net of tax -0.4 -3.6 -3.4 3 -1.2999999999999998 0 3 4.3 -1.2999999999999998 Income (loss) from continuing operations 3.6000000000000254 5.8000000000000007 29.4 13.3 3.8000000000000007 2.7 13.3 12.2 3.8000000000000007 Interest expense, net 2.6 2.5 2.2999999999999998 2.2000000000000002 2.8000000000000003 2.2000000000000002 2.2000000000000002 1.6 2.8000000000000003 Provision (benefit) for income taxes 0.1 0 -17.2 7.2 0.90000000000000036 0.8 7.2 7.1 0.90000000000000036 Depreciation and amortization 2.8 3.1 3 3.9 4.7 3.6 3.9 2.8 4.7 Goodwill impairment 0 0 -0.4 0 0 0 0 0 0 Gain on disposal of assets 0 0 0 0 0 0 0 0 0 Stock-based compensation 1 1.4 1.8 1.7 2.0999999999999996 1.6 1.7 1.2 2.0999999999999996 0 0 Adjusted EBITDA 10.100000000000026 12.8 18.900000000000002 28.299999999999997 14.299999999999997 10.9 28.299999999999997 24.9 14.299999999999997 0 -38.4 17 2.1 -23.5 -5.7 0 -2.7 -3 0 5.2 28.299999999999997 22.2 11.3

Huttig is located where the U.S. population is living, moving and building – Huttig’s coastal footprint fits a large population base; 63% of the U.S. population resides in coastal states Market Leadership with National Scale Huttig Building Products Fall of 2017